UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported):  July 14, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
--------------------------------------------------------------------------------
                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On July 14, 2005, Nexen Inc. issued a press release announcing its second quarter results for fiscal 2005. The press release is attached hereto as
Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

             99.1      Press release of Nexen Inc. dated July 14, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 14, 2005

                                          NEXEN INC.


                                          By: /s/ Sylvia L. Groves
                                              ---------------------------------
                                          Name:   Sylvia L. Groves
                                          Title:  Assistant Secretary

                                  EXHIBIT INDEX



  EXHIBIT          DESCRIPTION
  -------          -----------

    99.1           Press release of Nexen Inc. dated July 14, 2005.